UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2016

ENER-CORE, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37642	45-0525350
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9400 Toledo Way
Irvine, California 92618

(Address of principal executive offices) (Zip Code)

(949) 616-3300

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

September 2016 Financing

On September 1, 2016, Ener-Core, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”), pursuant to which it issued to five accredited investors (the “Investors”) unregistered convertible unsecured promissory notes (the “Convertible Unsecured Notes”) and five-year warrants (each, a “Warrant”) to purchase an aggregate of 124,999 shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”) at an exercise price of $4.00 per share (the “Warrant Shares”), in exchange for aggregate gross proceeds of $1.25 million (the “September 2016 Financing”). In connection with the September 2016 Financing, on September 1, 2016, the Company and its wholly-owned subsidiary, Ener-Core Power, Inc. (“ECP”) also entered into a Subordination and Intercreditor Agreement (the “Subordination and Intercreditor Agreement”), with the Investors, an Investor who has agreed to serve as subordinated agent (the “Subordinated Agent”), a senior lender with respect to a letter of credit for the benefit of the Company (the “Senior L/C Lender”), and the collateral agent for certain senior noteholders (the “Collateral Agent”). The closing of the September 2016 Financing occurred on September 1, 2016.

Securities Purchase Agreement

Pursuant to the terms of the Purchase Agreement, the Company agreed to sell and issue the Convertible Unsecured Notes and Warrants (collectively, the “Securities”) to the Investors and each Investor agreed to pay $1,000 for each $1,000 of principal amount of Convertible Unsecured Notes and associated Warrants to purchase 100 shares of Common Stock for each $1,000 of principal amount of Convertible Unsecured Notes purchased by such Investor. The Purchase Agreement contains representations, warranties and covenants of the Investors and the Company that are typical for transactions of this type. The Company agreed to use the proceeds from the sale of the Securities for working capital and general corporate purposes. The Company also agreed to secure the listing of its Common Stock on a national securities exchange by no later than December 31, 2016. The Purchase Agreement prohibits Investors from engaging in (or causing any person to engage in) any short sales or similar transactions with respect to the Common Stock from the date of the Purchase Agreement and ending on the 45th day following the closing date of the September 2016 Financing. Further, each Investor agrees to appoint the Subordinated Agent and authorizes the Subordinated Agent to take action on behalf of each Investor in accordance with the terms of the Purchase Agreement and the Subordination and Intercreditor Agreement.

The Purchase Agreement entitles each Investor to receive additional warrants (the “Additional Warrants”) to purchase 50 shares of Common Stock for each $1,000 of principal amount of the Convertible Unsecured Notes at an exercise price of $4.00 per share on each of the 61st, 91st, 121st and 151st days after the closing of the September 2016 Financing (each, an “Additional Warrant Date”), but only in the event the Company has not consummated a further financing consisting of the issuance of Common Stock and warrants for aggregate gross proceeds of at least $3,000,000 prior to such respective Additional Warrant Date. The Purchase Agreement also provides that each Investor has the right to request that the Company register the shares issuable upon conversion of such Investor’s Convertible Unsecured Note, the Warrant Shares (including the shares issuable upon exercise of such Investor’s Additional Warrants, if any) on the same terms set forth in any registration rights agreement entered into by the Company on the earlier of (i) the conversion of at least fifty percent (50%) of the then outstanding (A) principal, (B) accrued and unpaid interest with respect to such principal and (C) accrued and unpaid late charges, if any, with respect to such principal and interest (the “Senior Conversion Amount”), under the then outstanding senior secured notes of the Company, issued pursuant to (x) that certain Securities Purchase Agreement, dated as of April 22, 2015 by and among the Company and the investors listed on the signature pages thereto, as amended from time to time (the “April 2015 Notes”), and (y) that certain Securities Purchase Agreement, dated as of May 7, 2015 by and among the Company and the investors listed on the signature pages thereto, as amended from time to time (the “May 2015 Notes” and, together with the April 2015 Notes, the “Senior Notes”), or (ii) the consummation of a private offering of securities of the Company resulting in gross proceeds, inclusive of proceeds received pursuant to the Purchase Agreement, to the Company of at least $4,000,000.

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Convertible Unsecured Notes

The Convertible Unsecured Notes bear interest at a rate of 12% per annum and mature on September 1, 2017. The Convertible Unsecured Notes are subordinate to the Senior Notes, as more fully set forth in the Subordination and Intercreditor Agreement (as described below). The Convertible Unsecured Notes are convertible at the option of the holder into Common Stock at an exercise price of $4.31 (as subject to adjustment therein) and will automatically convert into shares of Common Stock in the event of a conversion of at least fifty percent (50%) of the then outstanding (i) principal, (ii) accrued and unpaid interest with respect to such principal and (iii) accrued and unpaid late charges, if any, with respect to such principal and interest, under the Senior Notes. The Convertible Unsecured Notes also contain a blocker provision that prevents the Company from effecting a conversion in the event that the holder, together with certain affiliated parties, would beneficially own in excess of 9.99% of the shares of Common Stock outstanding immediately after giving effect to such conversion. At any time after the issuance date of the Convertible Unsecured Notes, the Company may redeem (a “Company Optional Redemption”) all or any portion of the then outstanding principal and accrued and unpaid interest with respect to such principal, at 100% of such aggregate amount; provided, however, that the Company shall not redeem all or any portion of the Company Optional Redemption Amount so long as any of the Senior Notes remain outstanding without the prior written consent of the collateral agent with respect to such Senior Notes and certain investors holding the requisite number of conversion shares and warrant shares underlying the Senior Notes and warrants issued in April 2015 and May 2015 (the “Required Holders”).

Warrants

Each Warrant (including any Additional Warrants, if issued) will be exercisable immediately for cash. In addition, unless all of the Warrant Shares that are subject to an exercise notice with respect to any Warrant are registered for resale pursuant to an effective registration statement and are issuable without any restrictive legend, such Warrant may also be exercised by way of a cashless exercise. The Warrants also provide that the exercise price of each Warrant will be adjusted upon the occurrence of certain events such as stock dividends, stock splits and other similar events. The Warrants include a blocker provision that prevents the Company from effecting any exercise in the event that the holder, together with certain affiliated parties, would beneficially own in excess of 9.99% of the shares of Common Stock outstanding immediately after giving effect to such exercise.

The Shares and the Warrants (including any Additional Warrants, if issued) to be issued to the Investors were not registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state, and were offered and will be sold and issued in reliance on the exemption from registration under the Securities Act provided by Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D promulgated thereunder (“Regulation D”). The Warrant Shares issuable to Investors upon exercise of the Warrants (and shares issuable to Investors upon exercise of any Additional Warrants, if issued) were not registered under the Securities Act, or the securities laws of any state, and were offered in reliance on the exemption from registration under the Securities Act provided by Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D and may be sold upon exercise pursuant to an available exemption, including Section 4(a)(2) and Section 3(a)(9) of the Securities Act. Each Investor was an accredited investor (as defined in Rule 501 of Regulation D under the Securities Act) at the time of the September 2016 Financing.

Subordination and Intercreditor Agreement

The Subordination and Intercreditor Agreement sets forth the relative rights and priorities of the Collateral Agent, holders of Senior Notes, the Senior L/C Lender, the Subordinated Agent and the Investors under the Senior Debt Documents (as defined in the Subordination and Intercreditor Agreement) and the Subordinated Debt Documents (as defined in the Subordination and Intercreditor Agreement). The Subordination and Intercreditor Agreement provides that the debt evidenced by the Convertible Unsecured Notes will be junior and subordinate to the debt evidenced by the Senior Notes as well as the debt held by the Senior L/C Lender. Further, the Subordination and Intercreditor Agreement prohibits the Company from making payments of principal on the Convertible Unsecured Notes until the debt evidenced by the Senior Notes and the debt held by the Senior L/C Lender are paid in full, and the payment by the Company of interest on the Convertible Unsecured Notes is subject to certain restrictions, as further described therein.

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Amendments to Securities Purchase Agreements

Effective as of September 1, 2016, the Company executed a Sixth Amendment to Securities Purchase Agreement dated April 22, 2015, and a Fifth Amendment to Securities Purchase Agreement dated May 7, 2015 (collectively, the “September Amendments”), each with the Required Holders. The Company previously disclosed the terms of the April 2015 and May 2015 purchase agreements, as amended prior to the September Amendments, and the securities issued pursuant thereto, in its current reports on Form 8-K dated April 23, 2015, May 7, 2015, October 23, 2015, November 24, 2015, December 30, 2015 and March 30, 2016. The September Amendments (i) extend the deadline for the Company to commence trading on a Qualified Eligible Market (as defined in the September Amendments) to no later than December 31, 2016; (ii) provide that the Company may, on or prior to September 1, 2016, issue to one or more investors up to an aggregate of $1,500,000 principal amount of one-year term unsecured notes, in a form satisfactory to the Required Holders, with warrants to purchase 100 shares of Common Stock at $4.00 per share for each $1,000 of principal funded (and such additional warrants as may be issued pursuant to the Purchase Agreement), in a form satisfactory to the Required Holder; (iii) approve the form of Convertible Unsecured Note, Warrant and Purchase Agreement, as well as the form of Subordination and Intercreditor Agreement, for use in the September 2016 Financing; and (iv) removes the covenant on behalf of the Company related to net monthly cash flow directly associated with the Company’s Commercial License Agreement, effective as of November 14, 2014, by and among ECP and Dresser-Rand Company.

Amendments to 2015 Notes

Effective as of September 1, 2016, the Company and certain investors holding Senior Notes executed Fifth Amendments (the “Senior Notes Amendments”) to such Senior Notes to (i) revise the definition of “Permitted Indebtedness” to include the indebtedness evidenced by the Convertible Unsecured Notes; (ii) extend the earliest date on which holders of the Senior Notes may require the Company to redeem all or any portion of the Senior Conversion Amount until December 31, 2016; and (iii) extend the deadline for the Company to consummate a “Further Private Offering” (as defined in the Senior Notes) to December 31, 2016. The Senior Notes Amendments are binding upon all of the issued Senior Notes pursuant to the terms thereof.

The forms of Securities Purchase Agreement, Subordination and Intercreditor Agreement and September Amendments are attached as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. The form(s) of Convertible Unsecured Note, Warrant and Notes Amendments are attached as Exhibits 4.1, 4.2, 4.3 and 4.4, respectively, to this Current Report on Form 8-K and are also incorporated herein by reference. The foregoing descriptions of these agreements and instruments do not purport to be complete and are qualified in their entirety by reference to such exhibits.

Item 3.02	Unregistered Sales of Equity Securities.

As more fully described in Item 1.01 above, which disclosure regarding the Notes and Warrants is incorporated by reference herein, on September 1, 2016, the Company issued the Notes and the Warrants to the Investors pursuant to the Purchase Agreement. The issuance of the Note is, and upon conversion of the Note on its terms, the issuance of the shares of Common Stock upon such conversion, and the issuance of the Warrant is, and upon exercise of the Warrant on its terms, the issuance and sale of the Warrant Shares will be, exempt from registration pursuant to an exemption afforded by Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D, based on representations of the Investors, which included, in pertinent part, that the recipient is an “accredited investor” as that term is defined in Rule 501 of Regulation D, who is acquiring the Note and Warrant for investment purposes for its own account and not as nominee or agent, and not with a view to the resale or distribution thereof, and that such the investor understands that the Note and Warrant may not be sold or otherwise disposed of without registration under the Securities Act or an applicable exemption therefrom.

Item 8.01	Other Events.

On September 2, 2016, the Company issued a press release regarding the September 2016 Financing, which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

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Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
4.1	Form of Convertible Unsecured Promissory Note
4.2	Form of Warrant
4.3	Fifth Amendment to Senior Secured Notes issued in April 2015, effective as of September 1, 2016
4.4	Fifth Amendment to Senior Secured Notes issued in May 2015, effective as of September 1, 2016
10.1	Securities Purchase Agreement, dated September 1, 2016, by and among Ener-Core, Inc. and certain investors set forth therein
10.2	Subordination and Intercreditor Agreement, September 1, 2016, by and among Ener-Core, Inc., Ener-Core Power, Inc., Longboard Capital Advisors LLC, Anthony Tang and Empery Tax Efficient, LP
10.3	Sixth Amendment to Securities Purchase Agreement dated April 22, 2015, effective as of September 1, 2016
10.4	Fifth Amendment to Securities Purchase Agreement dated May 7, 2015, effective as of September 1, 2016
99.1	Press Release dated September 2, 2016

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENER-CORE, Inc.

Dated: September 2, 2016	By:	/s/ Domonic J. Carney
Domonic J. Carney
Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description
4.1	Form of Convertible Unsecured Promissory Note
4.2	Form of Warrant
4.3	Fifth Amendment to Senior Secured Notes issued in April 2015, effective as of September 1, 2016
4.4	Fifth Amendment to Senior Secured Notes issued in May 2015, effective as of September 1, 2016
10.1	Securities Purchase Agreement, dated September 1, 2016, by and among Ener-Core, Inc. and certain investors set forth therein
10.2	Subordination and Intercreditor Agreement, September 1, 2016, by and among Ener-Core, Inc., Ener-Core Power, Inc., Longboard Capital Advisors LLC, Anthony Tang and Empery Tax Efficient, LP
10.3	Sixth Amendment to Securities Purchase Agreement dated April 22, 2015, effective as of September 1, 2016
10.4	Fifth Amendment to Securities Purchase Agreement dated May 7, 2015, effective as of September 1, 2016
99.1	Press Release dated September 2, 2016

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